SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 3, 1997
                                                  -----------------

                         Sheffield Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


    New York                     1-12584           13-3808303
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


            425 South Woodsmill Road, Suite 270, St. Louis, Missouri 63017
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (314) 579-9899


                 30 Rockefeller Plaza, New York, New York 10112
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         (Former name or former address, if changed since last report.)

                             Exhibit Index on Page 3


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         Item 5.           ACQUISITION OR DISPOSITION OF ASSETS.

         On December 3, 1997, the Registrant, through its wholly owned subsidiary, Ion Pharmaceuticals, Inc. ("Ion"), entered into an agreement with a 1266417 Ontario Limited ("Immutec Sub"), a subsidiary of Immutec Pharma, Inc. ("Immutec"), providing for the sale of the Registrant's patent interests in three U.S. patent applications (and corresponding international patents), in each case relating to certain New Chemical Entities (NCE's) in the treatment of cancer, actinic keratosis and Kaposi's sarcoma (the "Patent Interests"), and the Registrant's interest in an Invention Disclosure relating to a topical cream formulation for clotrimazole to Immutec Sub. The assignment and sale was pursuant to the terms of an assignment and license agreement between Ion and Immutec Sub (the "Assignment Agreement"). In addition, the Registrant sublicensed  the  interest of Harvard  College  and  Children's  Medical  Center
Corporation in the Patent Interests and additional rights licensed to the Registrant by Harvard College and Children's Medical Center Corporation related to clotrimazole and its use in the treatment of cancer, actinic keratosis and Kaposi's sarcoma to Immutec Sub pursuant to a sub-license agreement between Ion and Immutec Sub (the "License Agreement").

         Pursuant to the Assignment Agreement, the Registrant will receive (i) 20% of the common stock of Immutec Sub, (ii) $75,000 (received by the Registrant at the closing of the transaction), (iii) $75,000 on or prior to December 31, 1997, (iv) $350,000 in shares of common stock of Immutec and (v) $850,000 in milestone payments through receipt of marketing approval for any of the NCE's.

         Pursuant to the License Agreement the Registrant will receive from Immutec Sub (i) $175,000 (received by Registrant at the closing of the transaction), (ii) $175,000 on or before December 31, 1997 and (iii) $2,150,000 to be paid in the future subject to achievement of certain milestones.

         Copies of the Assignment Agreement and License Agreement are attached as exhibits to this report.


         Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         10(a) Assignment and License Agreement dated as of December 3, 1997 between 1266417 Ontario Limited and Ion Pharmaceuticals, Inc. (portions of this exhibit are omitted and were filed separately with the Securities Exchange Commission pursuant to the

                           Company's   application    requesting    confidential
                           treatment   in   accordance   with   Rule   24b-2  as
                           promulgated under the Securities Exchange Act of 1934, as amended).

         10(b) Sub-License Agreement dated as of December 3, 1997 between 1266417 Ontario Limited and Ion Pharmaceuticals, Inc. (portions of this exhibit are omitted and were filed separately with the Securities Exchange Commission pursuant to the Company's application requesting confidential treatment in accordance with Rule 24b-2 as promulgated under the Securities Exchange Act of 1934, as amended).

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SHEFFIELD PHARMACEUTICALS, INC.



Dated: December 18, 1997                        By:  /s/ Judy Roeske Bullock
                                                     ------------------------
                                                     Judy Roeske Bullock
                                                     Vice President & Chief
                                                     Financial Officer


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
                                  EXHIBIT LIST

         10(a) Assignment and License Agreement dated as of December 3, 1997 between 1266417 Ontario Limited and Ion Pharmaceuticals, Inc. (portions of this exhibit are omitted and were filed separately with the Securities Exchange Commission pursuant to the Company's application requesting confidential treatment in accordance with Rule 24b-2 as promulgated under the Securities Exchange Act of 1934, as amended).

         10(b) Sub-License Agreement dated as of December 3, 1997 between 1266417 Ontario Limited and Ion Pharmaceuticals, Inc. (portions of this exhibit are omitted and were filed separately with the Securities Exchange Commission pursuant to the Company's application requesting confidential treatment in accordance with Rule 24b-2 as promulgated under the Securities Exchange Act of 1934, as amended).

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